Exhibit 32.2

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Gatto, Co-Chief Executive Officer and Co-President of ICON GP 15, LLC, the General Partner of the Registrant, in connection with the Quarterly Report of ICON ECI Fund Fifteen, L.P. (the “Partnership”) on Form 10-Q for the quarter ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 14, 2012

/s/ Mark Gatto
Mark Gatto
Co-Chief Executive Officer and Co-President ICON GP 15, LLC General Partner of ICON ECI Fund Fifteen, L.P.